Castlight Health Announces Third Quarter 2018 Results

Total Revenue of $40.0 million, Up 16% Year-over-Year

SAN FRANCISCO - November 6, 2018 - Castlight Health, Inc. (NYSE:CSLT), a leading health benefits platform provider, today announced results for its third quarter ended September 30, 2018.

“Our team executed exceptionally well this quarter, which resulted in the successful launch of our Complete health navigation offering, record revenue, and the achievement of non-GAAP operating profitability one quarter ahead of our goal,” said John Doyle, chief executive officer of Castlight Health. “We are excited that our most powerful offering to-date is now generally available, and believe we now have the right products, go-to-market strategy, and model in place for future success as the leader in health navigation.”

Financial performance for the three months ended September 30, 2018 compared to the three months ended September 30, 2017 includes:

•	GAAP total revenue of $40.0 million, representing an increase of 16%

•	GAAP gross margin of 63.1%, compared to 62.6%

•	Non-GAAP gross margin of 67.7%, compared to 66.9%

•	GAAP operating loss of $7.5 million, compared to a loss of $18.1 million

•	Non-GAAP operating income of $0.3 million, compared to a loss of $6.2 million

•	GAAP net loss per basic and diluted share of $0.05, compared to a net loss per basic and diluted share of $0.14

•	Non-GAAP net income per basic and diluted share of $0.00, compared to a net loss per basic and diluted share of $0.05

•	Cash used in operations of $6.0 million, compared to $8.4 million

Total cash, cash equivalents and marketable securities was $68.4 million as of September 30, 2018.

A reconciliation of GAAP to non-GAAP results has been provided in this press release in the accompanying tables. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Restructuring Program
On July 30, 2018, the Company announced a restructuring program to align its operations with its evolving business needs, due in part to the unexpected churn of a large customer. Under this program, the Company reduced its workforce by approximately 12 percent, resulting in severance costs totaling approximately $2.1 million for the three months ended September 30, 2018. These expenses are excluded from the Company’s non-GAAP results.

Business Outlook
The Company is providing an update to its previously-issued 2018 outlook. For the full year 2018, the Company now expects:
•GAAP revenue toward the high-end of the range of $150 million to $155 million

•	Non-GAAP operating loss to outperform the loss range of $15 million to $20 million

•	Non-GAAP net loss per share to outperform the loss per share range of $0.11 to $0.15, based on approximately 137 million to 138 million shares

Quarterly Conference Call
Castlight Health senior management will host a conference call to discuss its third quarter 2018 results and business outlook today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company’s Investor Relations website at http://ir.castlighthealth.com. An archive of the webcast can also be accessed through the same link. The live conference call can be accessed by dialing (833) 238-7953 and the replay will be available for one week at (800) 585-8367. The conference ID number for the live call and replay is 8532429.

About Castlight Health
Castlight is on a mission to make it as easy as humanly possible to navigate healthcare and live happier, healthier, more productive lives. Our health navigation platform connects with hundreds of health vendors, benefits resources, and plan designs, giving rise to the world’s first comprehensive app for all health needs. We guide individuals - based on their unique profile - to the best resources available to them, whether they are healthy, chronically ill, or actively seeking medical care. In doing so, we help companies regain control over rising healthcare costs and get more value from their benefits investments. Castlight revolutionized the healthcare sector with the introduction of data-driven price transparency tools in 2008 and the first consumer-grade wellbeing platform in 2012. Today, Castlight serves as the health navigation platform for millions of people and is a trusted partner to many of the largest employers in the world.

For more information visit www.castlighthealth.com. Follow us on Twitter and LinkedIn and Like us on Facebook.

Non-GAAP Financial Measures
To supplement Castlight Health’s financial statements presented in accordance with generally accepted accounting principles (GAAP), we also use and provide investors and others with non-GAAP measures of certain components of financial performance, including non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating loss, non-GAAP other income, net, non-GAAP net loss and non-GAAP net loss per share. Non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating loss, non-GAAP other income, net and non-GAAP net loss exclude stock-based compensation, litigation settlement, amortization of intangibles, amortization of internal-use software, lease exit and related charges, changes in fair value of contingent consideration liability, restructuring charges and charges related to the acquisition of Jiff and the associated tax impact of these items, where applicable.

We believe that these non-GAAP financial measures provide useful supplemental information to investors and others, facilitate the analysis of the company’s core operating results and comparison of operating results across reporting periods, and can help enhance overall understanding of the company’s historical financial performance.

We have provided a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, except that we have not reconciled our non-GAAP operating loss and net loss per share guidance for the full year 2018 to comparable GAAP operating loss and net loss per share guidance because we do not provide guidance for stock-based compensation expense, and capitalization and amortization of internal-use software, which are reconciling items between GAAP and non-GAAP operating loss. The factors that may impact our future stock-based compensation expense, and capitalization and amortization of internal-use software are out of our control and/or cannot be reasonably predicted, and therefore we are unable to provide such guidance without unreasonable effort. Factors include our market capitalization and related volatility of our stock price and our inability to project the cost or scope of internally produced software.

These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP.

Further, these non-GAAP measures may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Castlight Health encourages investors and others to review the company’s financial information in its entirety and not rely on a single financial measure.

Safe Harbor For Forward-Looking Statements
This press release contains forward-looking statements about Castlight Health’s expectations, plans, intentions, and strategies, including, but not limited to, statements regarding Castlight Health’s 2018 full year projections, success of our strategy, impact of the restructuring program and our expectations for our future business and financial performance. Statements including words such as “anticipate,” “believe,” “estimate,” “will,” “continue,” “expect,” or “future,” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include those described in Castlight Health’s documents filed with or furnished to the Securities and Exchange Commission. All forward-looking statements in this press release are based on information available to Castlight Health as of the date hereof. Castlight Health assumes no obligation to update these forward-looking statements.

Copyright 2018 Castlight Health, Inc. Castlight Health® is the registered trademark of Castlight Health, Inc. Other company and product names may be trademarks of the respective companies with which they are associated.

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	As of
	September 30, 2018	December 31, 2017
		(as adjusted)(1)
Assets
Current assets:
Cash and cash equivalents	$46,900	$61,319
Marketable securities	21,513	32,025
Accounts receivable and other, net	30,235	21,933
Prepaid expenses and other current assets	4,973	3,991
Total current assets	103,621	119,268
Property and equipment, net	4,767	5,263
Restricted cash, non-current	1,325	1,325
Deferred commissions	23,675	27,512
Deferred professional service costs	11,373	12,480
Intangible assets, net	17,177	20,253
Goodwill	91,785	91,785
Other assets	2,134	1,997
Total assets	$255,857	$279,883
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$5,464	$3,907
Accrued expenses and other current liabilities	17,014	13,178
Accrued compensation	5,861	13,941
Deferred revenue	26,420	25,985
Total current liabilities	54,759	57,011
Deferred revenue, non-current	1,707	4,457
Debt, non-current	3,719	4,958
Other liabilities, non-current	3,008	1,900
Total liabilities	63,193	68,326
Stockholders’ equity	192,664	211,557
Total liabilities and stockholders’ equity	$255,857	$279,883
_______________

(1)	Prior-period information has been adjusted for the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (ASC 606), which we adopted in the first quarter of 2018.

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
		(as adjusted)(1)		(as adjusted)(1)
Revenue:
Subscription	$36,702	$31,378	$104,493	$87,657
Professional services and other	3,339	3,114	9,811	7,170
Total revenue, net	40,041	34,492	114,304	94,827
Cost of revenue:
Cost of subscription(2)	8,558	8,123	26,872	20,075
Cost of professional services and other(2)	6,237	4,791	18,596	13,228
Total cost of revenue	14,795	12,914	45,468	33,303
Gross profit	25,246	21,578	68,836	61,524
Operating expenses:
Sales and marketing(2)	11,497	15,538	38,715	45,618
Research and development(2)	15,028	13,809	46,824	40,074
General and administrative(2)	6,193	10,307	19,400	26,071
Total operating expenses	32,718	39,654	104,939	111,763
Operating loss	(7,472)	(18,076)	(36,103)	(50,239)
Other income, net	207	84	436	288
Income before income taxes	(7,265)	(17,992)	(35,667)	(49,951)
Income tax benefit	—	—	—	(5,206)
Net loss	$(7,265)	$(17,992)	$(35,667)	$(44,745)
Net loss per share, basic and diluted	$(0.05)	$(0.14)	$(0.26)	$(0.36)
Weighted-average shares used to compute basic and diluted net loss per share	138,490	132,251	136,735	122,675
_______________________

(1)	Prior-period information has been adjusted for the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (ASC 606), which we adopted in the first quarter of 2018.

(2)	Includes stock-based compensation expense as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
		(as adjusted)(1)		(as adjusted)(1)
Cost of revenue:
Cost of subscription	$322	$258	$795	$638
Cost of professional services and other	322	244	938	853
Sales and marketing	699	3,110	3,155	7,705
Research and development	1,798	1,631	5,360	5,675
General and administrative	1,129	1,121	3,761	3,585
_______________________

(1)	Prior-period information has been adjusted for the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (ASC 606), which we adopted in the first quarter of 2018.

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
		(as adjusted)(1)		(as adjusted)(1)
Operating activities:
Net loss	$(7,265)	$(17,992)	$(35,667)	$(44,745)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,698	1,814	5,271	4,572
Stock-based compensation	4,270	6,364	14,009	18,456
Amortization of deferred commissions	3,217	2,516	9,017	6,805
Amortization of deferred professional service costs	1,254	1,011	3,351	2,969
Lease exit and related charges	253	—	2,070	—
Release of deferred tax valuation allowance due to business combination	—	—	—	(5,206)
Change in fair value of contingent consideration liability	—	3,931	—	3,288
Accretion and amortization of marketable securities	(126)	(64)	(392)	22
Changes in operating assets and liabilities:
Accounts receivable and other, net	(2,050)	(4,661)	(8,302)	(7,778)
Deferred commissions	(2,201)	(3,316)	(5,180)	(6,769)
Deferred professional service costs	(721)	(1,019)	(2,110)	(2,872)
Prepaid expenses and other assets	777	467	(1,119)	(393)
Accounts payable	1,234	909	1,745	401
Accrued expenses and other liabilities	(5,206)	3,148	(6,435)	2,623
Deferred revenue	(1,105)	(1,459)	(2,315)	5,250
Net cash used in operating activities	(5,971)	(8,351)	(26,057)	(23,377)
Investing activities:
Purchase of property and equipment	(591)	(1,346)	(1,895)	(2,276)
Purchase of marketable securities	(1,451)	(25,077)	(25,430)	(56,852)
Maturities of marketable securities	9,900	16,896	36,350	80,633
Business combination, net of cash acquired	—	—	—	(2,264)
Net cash provided by (used in) investing activities	7,858	(9,527)	9,025	19,241
Financing activities:
Proceeds from exercise of stock options	371	481	2,613	1,312
Payments of issuance costs related to equity	—	—	—	(731)
Net cash provided by financing activities	371	481	2,613	581

Net increase (decrease) in cash, cash equivalents and restricted cash	2,258	(17,397)	(14,419)	(3,555)
Cash, cash equivalents and restricted cash at beginning of period	45,967	63,708	62,644	49,866
Cash, cash equivalents and restricted cash at end of period	$48,225	$46,311	$48,225	$46,311

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$46,900	$44,986	$46,900	$44,986
Restricted cash	1,325	1,325	1,325	1,325
Total cash, cash equivalents and restricted cash	$48,225	$46,311	$48,225	$46,311
_______________________

(1)
Prior-period information has been adjusted for the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (ASC 606), which we adopted in the first quarter of 2018, and ASU No. 2016-18, Statement of Cash Flows, Restricted Cash (ASC 230), which we adopted in the fourth quarter of 2017.

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2018	June 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
			(as adjusted)(1)		(as adjusted)(1)
Gross profit:
GAAP gross profit subscription	$28,144	$25,662	$23,255	$77,621	$67,582
Stock-based compensation	322	231	258	795	638
Amortization of internal-use software	220	219	244	658	732
Amortization of intangibles	678	678	751	2,034	1,502
Reduction in workforce	130	—	—	130	—
Acquisition related costs	—	—	—	—	52
Non-GAAP gross profit subscription	$29,494	$26,790	$24,508	$81,238	$70,506
GAAP gross margin subscription	76.7%	73.7%	74.1%	74.3%	77.1%
Non-GAAP gross margin subscription	80.4%	77.0%	78.1%	77.7%	80.4%

GAAP gross loss professional services	$(2,898)	$(3,608)	$(1,677)	$(8,785)	$(6,058)
Stock-based compensation	322	315	244	938	853
Reduction in workforce	173	—	—	173	—
Acquisition related costs	—	—	(4)	—	160
Non-GAAP gross loss professional services	$(2,403)	$(3,293)	$(1,437)	$(7,674)	$(5,045)
GAAP gross margin professional services	(86.8)%	(121)%	(53.9)%	(89.5)%	(84.5)%
Non-GAAP gross margin professional services	(72.0)%	(110)%	(46.1)%	(78.2)%	(70.4)%

GAAP gross profit	$25,246	$22,054	$21,578	$68,836	$61,524
Impact of non-GAAP adjustments	1,845	1,443	1,493	4,728	3,937
Non-GAAP gross profit	$27,091	$23,497	$23,071	$73,564	$65,461
GAAP gross margin	63.1%	58.4%	62.6%	60.2%	64.9%
Non-GAAP gross margin	67.7%	62.2%	66.9%	64.4%	69.0%

Operating expense:
GAAP sales and marketing	$11,497	$13,306	$15,538	$38,715	$45,618
Stock-based compensation	(699)	(1,318)	(3,110)	(3,155)	(7,705)
Amortization of intangibles	(271)	(273)	(448)	(992)	(896)
Reduction in workforce	(1,055)	—	—	(1,055)	—
Acquisition related costs	—	—	14	—	(909)
Non-GAAP sales and marketing	$9,472	$11,715	$11,994	$33,513	$36,108

GAAP research and development	$15,028	$16,425	$13,809	$46,824	$40,074
Stock-based compensation	(1,798)	(1,908)	(1,631)	(5,360)	(5,675)
Reduction in workforce	(522)	—	—	(522)	—
Acquisition related costs	—	—	—	—	(393)
Lease exit and related charges	(253)	(842)	—	(2,011)	—
Non-GAAP research and development	$12,455	$13,675	$12,178	$38,931	$34,006

GAAP general and administrative	$6,193	$6,382	$10,307	$19,400	$26,071
Stock-based compensation	(1,129)	(1,375)	(1,121)	(3,761)	(3,585)
Litigation settlement	—	—	—	—	(250)
Amortization of intangibles	(16)	(17)	(17)	(50)	(34)
Change in fair value of contingent consideration liability	—	—	(3,931)	—	(3,288)
Reduction in workforce	(172)	—	—	(172)	—
Acquisition related costs	—	—	(126)	—	(3,365)
Non-GAAP general and administrative	$4,876	$4,990	$5,112	$15,417	$15,549

GAAP operating expense	$32,718	$36,113	$39,654	$104,939	$111,763
Impact of non-GAAP adjustments	(5,915)	(5,733)	(10,370)	(17,078)	(26,100)
Non-GAAP operating expense	$26,803	$30,380	$29,284	$87,861	$85,663

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

Operating loss:
GAAP operating loss	$(7,472)	$(14,059)	$(18,076)	$(36,103)	$(50,239)
Impact of non-GAAP adjustments	7,760	7,176	11,863	21,806	30,037
Non-GAAP operating income (loss)	$288	$(6,883)	$(6,213)	$(14,297)	$(20,202)

Net loss and net loss per share:
GAAP net loss	$(7,265)	$(13,958)	$(17,992)	$(35,667)	$(44,745)
Total pre-tax impact of non-GAAP adjustments	7,760	7,176	11,863	21,806	30,037
Income tax impact of non-GAAP adjustments	—	—	—	—	(5,206)
Non-GAAP net income (loss)	$495	$(6,782)	$(6,129)	$(13,861)	$(19,914)
GAAP net loss per share, basic and diluted	$(0.05)	$(0.10)	$(0.14)	$(0.26)	$(0.36)
Non-GAAP net income (loss) per share, basic and diluted	$0.00	$(0.05)	$(0.05)	$(0.10)	$(0.16)
Shares used in basic and diluted net loss per share computation	138,490	136,682	132,251	136,735	122,675
_______________________

(1)	Prior-period information has been adjusted for the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (ASC 606), which we adopted in the first quarter of 2018.

Castlight Media Contact:
Courtney Lamie
press@castlighthealth.com
276-492-4248

Castlight Investor Contact:
Gary J. Fuges, CFA
ir@castlighthealth.com
415-829-1680